Second Quarter 2025 Earnings August 5, 2025 1

146 26 31 73 74 76 246 208 209 165 209 164 197 36 42 148 149 152 Safe Harbor Statement Forward-Looking Statements: This presentation contains forward-looking statements within the meaning of federal securities laws, including, among others, statements about our expectations, plans, strategies or prospects. We generally use the words “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “estimate,” “project,” “assume,” “guide,” “target,” “forecast,” “see,” “seek,” “can,” “should,” “could,” “would,” “intend,” “predict,” “potential,” “strategy,” “is confident that,” “future,” “opportunity,” “work toward,” and similar expressions to identify forward-looking statements. All statements other than statements of historical or current fact are, or may be deemed to be, forward-looking statements. Such statements are based upon the current beliefs, expectations and assumptions of management and are subject to significant risks, uncertainties and changes in circumstances that could cause actual results to differ materially from the forward-looking statements. Forward-looking statements speak only as of the date they are made, and we disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers of this presentation are cautioned not to rely on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary statement is applicable to all forward-looking statements contained in this presentation. The risks and uncertainties that may cause actual results to differ materially from Masimo’s current expectations are more fully described in Masimo’s reports filed with the U.S. Securities and Exchange Commission (SEC), including our most recent Form 10-K and Form 10-Q. Copies of these filings, as well as subsequent filings, are available online at www.sec.gov, www.masimo.com or upon request.  Non-GAAP Financial Measures: The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with U.S. GAAP. The non-GAAP financial measures presented exclude certain items that are more fully described in the Appendix. Management believes that adjustments for these items assist investors in making comparisons of period-to-period operating results. Furthermore, management also believes that these items are not indicative of the Company’s on-going core operating performance. These non-GAAP financial measures have certain limitations in that they do not reflect all of the costs associated with the operations of the Company’s business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures presented by the Company may be different from the non-GAAP financial measures used by other companies.  The Company has presented the following non-GAAP financial measures to assist investors in understanding the Company’s core net operating results on an on-going basis: non-GAAP revenue (constant currency), non-GAAP revenue (constant currency), non-GAAP revenue growth (constant currency), non-GAAP gross profit/margin %, non-GAAP SG&A expense, non-GAAP R&D expense, non-GAAP litigation settlements and awards, non-GAAP impairment charge, non-GAAP operating expense %, non-GAAP operating profit/margin %, non-GAAP non-operating income (expense), non-GAAP provision for income taxes, non-GAAP net income (loss), non-GAAP net income (loss) per share. These non-GAAP financial measures may also assist investors in making comparisons of the company’s core operating results with those of other companies. Management believes these non-GAAP financial measures are important in the evaluation of the Company’s performance and uses these measures to better understand and evaluate our business. For additional financial details, including GAAP to non-GAAP reconciliations, please visit the Investor Relations section of the Company’s website at www.investor.masimo.com to access Supplementary Financial Information. Forward-Looking Non-GAAP Financial Measures: This presentation also includes certain forward-looking non-GAAP financial measures. We calculate forward-looking non-GAAP financial measures based on internal forecasts that omit certain amounts that would be included in GAAP financial measures. For instance, we exclude the impact of certain charges related to acquisitions, integrations, divestitures and related costs; business transition and related costs; litigation related expenses and settlements; realized and unrealized gains or losses; tax related adjustments; and other adjustments. We have not provided quantitative reconciliations of these forward-looking non-GAAP financial measures to the most directly comparable forward-looking GAAP financial measures because the excluded items are not available on a prospective basis without unreasonable efforts. For example, the timing of certain transactions is difficult to predict because management's plans may change. In addition, the Company believes such reconciliations would imply a degree of precision and certainty that could be confusing to investors. It is probable that these forward-looking non-GAAP financial measures may be materially different from the corresponding GAAP financial measures. 2

146 26 31 73 74 76 246 208 209 165 209 164 197 36 42 148 149 152 Executive Summary | Continuing Operations(1) Second Quarter 2025 Results Non-GAAP results including new tariffs: • Revenue(2) of $370 million grew 7% on a constant currency(3) basis. • Operating profit(2) of $102 million grew 38% versus prior year. • Operating margin(2) of 27.5% improved 600 basis points versus prior year. • Earnings per share(2) of $1.33 grew 46% versus prior year. Pro forma non-GAAP results excluding new tariffs: • Operating profit(2) of $104 million grew 41% versus prior year. • Operating margin(2) of 28.0% improved 650 basis points versus prior year. • Earnings per share(2) of $1.36 grew 49% versus prior year. 3 Notes: 1. The financial information reflects the continuing operations of Masimo’s healthcare business. The Sound United business is being classified as “held for sale” and reported in discontinued operations. 2. Represents a non-GAAP financial measure for which a reconciliation to the most directly comparable GAAP financial measure is included within the appendix of this presentation. 3. The information presented is based on calculations holding exchange rates constant with the prior year period for comparison purposes. 4. Represents total contract revenue over the multi-year term of the contracts.  Includes contracts with new customers and incremental new contracted business with existing customers. 5. Represents Masimo’s unrecognized contract revenue as defined in Masimo’s latest Form 10-Q and Form 10-K filings. 6. Represents updated guidance provided August 5, 2025. Financial guidance includes forward-looking non-GAAP financial measures for which reconciliations to the most directly comparable GAAP financial measures are not available without unreasonable efforts. See “Forward-Looking Non-GAAP Financial Measures" within this earnings release, which identifies the information that is unavailable without unreasonable efforts and provides additional information. It is probable that forward-looking non-GAAP financial measures may be materially different from the corresponding GAAP financial measures. Guidance does not include any use of proceeds from a sale of Sound United and/or any potential benefits from new tax policies. Guidance includes the financial impact of one additional calendar week, which occurs every five or six years based on Masimo’s 4-4-5 fiscal calendar. Guidance also includes the estimated financial impact of new tariffs, net of mitigation implemented to-date. The implementation of tariffs remains a dynamic and uncertain situation that could cause our actual results to be materially different from our projections and forecasts. Updated Full Year 2025 Guidance(6) Non-GAAP guidance including new tariffs: • Revenue of $1,505 to $1,535 million, increasing 8% to 11% on a constant currency(3) basis. • Operating profit of $406 to $422 million, increasing 23% to 28% versus prior year. • Operating margin of 27.0% to 27.5%, improving 330 to 380 basis points versus prior year. • Earnings per share of $5.20 to $5.45, increasing 24% to 30% versus prior year. Pro forma non-GAAP guidance excluding new tariffs: • Operating profit of $425 to $440 million, increasing 29% to 33% versus prior year. • Operating margin of 28.3% to 28.7%, improving 460 to 500 basis points versus prior year. • Earnings per share of $5.45 to $5.70, increasing 30% to 36% versus prior year. Second Quarter 2025 Business Highlights • Incremental value of new contracts(4) was $80 million. • Unrecognized contract revenue(5) was $1,720 million. • Shipped 63,100 technology boards and instruments. • Consumable and Service revenue of $338 million grew 8% on a constant currency(3) basis. • Capital and Other revenue of $32 million decreased 2% on a constant currency(3) basis.

146 26 31 73 74 76 246 208 209 165 209 164 197 36 42 148 149 152 Second Quarter 2025 Results vs. Prior Year | Continuing Operations(1,2) Notes: 1. The financial information reflects the continuing operations of Masimo’s healthcare business. The Sound United business is being classified as “held for sale” and reported in discontinued operations. 2. See Appendix for reconciliation of GAAP and non-GAAP measures, including constant currency and pro forma measures. All growth comparisons in this presentation relate to the corresponding period of prior fiscal year unless otherwise noted. Numbers may not foot due to rounding. 4

146 26 31 73 74 76 246 208 209 165 209 164 197 36 42 148 149 152 2024 2025 21.5% 27.5% 2024 2025 62.5% 62.9% 40 bps Improvement 2024 2025 $ 0.91 $ 1.3346% Growth 5 Non-GAAP Revenue $MM, shown as reported 2024 2025 $ 344 $ 370 7% Growth(3) 2024 2025 $ 311 $ 338 8% Growth(3) 2024 2025 $ 33 $ 32 -2% Decline(3) Consumable and Service Revenue $MM, shown as reported Capital and Other Revenue $MM, shown as reported Notes: 1. The financial information reflects the continuing operations of Masimo’s healthcare business. The Sound United business is being classified as “held for sale” and reported in discontinued operations. 2. See Appendix for reconciliation of GAAP and non-GAAP measures, including constant currency and pro forma measures. 3. The information presented is based on calculations holding exchange rates constant with the prior year period for comparison purposes All growth comparisons in this presentation relate to the corresponding period of prior fiscal year unless otherwise noted. Numbers may not foot due to rounding. Second Quarter 2025 Results vs. Prior Year | Continuing Operations(1,2) Non-GAAP Earnings Per Share $ per share Non-GAAP Gross Margin % of revenue Non-GAAP Operating Margin % of revenue 600 bps Improvement

146 26 31 73 74 76 246 208 209 165 209 164 197 36 42 148 149 152 6 Updated guidance includes the impact of new tariffs, net of mitigation implemented to-date Notes: 1. Represents updated guidance provided August 5, 2025. Financial guidance includes forward-looking non-GAAP financial measures for which reconciliations to the most directly comparable GAAP financial measures are not available without unreasonable efforts. See “Forward-Looking Non-GAAP Financial Measures" within this earnings release, which identifies the information that is unavailable without unreasonable efforts and provides additional information. It is probable that forward-looking non-GAAP financial measures may be materially different from the corresponding GAAP financial measures. Guidance does not include any use of proceeds from a sale of Sound United and/or any potential benefits from new tax policies. Guidance includes the financial impact of one additional calendar week, which occurs every five or six years based on Masimo’s 4-4-5 fiscal calendar. Guidance also includes the estimated financial impact of new tariffs, net of mitigation implemented to-date. The implementation of tariffs remains a dynamic and uncertain situation that could cause our actual results to be materially different from our projections and forecasts. 2. Represents guidance provided May 6,2025. 3. The information presented is based on calculations holding exchange rates constant with the prior year period for comparison purposes (1) (2) (3) Updated Full Year 2025 Guidance | Continuing Operations(1)

146 26 31 73 74 76 246 208 209 165 209 164 197 36 42 148 149 152 7 Notes: 1. Represents updated guidance provided August 5, 2025. Financial guidance includes forward-looking non-GAAP financial measures for which reconciliations to the most directly comparable GAAP financial measures are not available without unreasonable efforts. See “Forward-Looking Non-GAAP Financial Measures" within this earnings release, which identifies the information that is unavailable without unreasonable efforts and provides additional information. It is probable that forward-looking non-GAAP financial measures may be materially different from the corresponding GAAP financial measures. Guidance does not include any use of proceeds from a sale of Sound United and/or any potential benefits from new tax policies. Guidance includes the financial impact of one additional calendar week, which occurs every five or six years based on Masimo’s 4-4-5 fiscal calendar. Guidance also includes the estimated financial impact of new tariffs, net of mitigation implemented to-date. The implementation of tariffs remains a dynamic and uncertain situation that could cause our actual results to be materially different from our projections and forecasts. 2. Represents the incremental tariff rate(s) stacked on top of the Section 301 tariff rate of 25%, which was originally implemented in 2018. Tariff and Mitigation Update | 2025 Guidance Framework Mexico Malaysia China Copper Products subject to U.S. tariffs Non-USMCA eligible products All manufactured products Patient cables Raw materials % of total cost of goods sold subject to U.S. tariffs 2% 18% 4% 0% - 4% New tariff rates implied in guidance 30% 19% 34%(2) 50% • Our updated guidance(1) incorporates a $17 to $19 million increase to cost of sales for fiscal 2025, which represents a 120 to 130 basis point impact to operating margin and a 25 cent impact to EPS. • Given that tariff costs are capitalized into inventory and then recognized as products are sold, we expect the impact of tariffs to increase each quarter over the remainder of the year. • These estimates of tariff impact include mitigation measures implemented to-date, but do not include any future mitigation measures that we might implement.

146 26 31 73 74 76 246 208 209 165 209 164 197 36 42 148 149 152 8 Tariff and Mitigation Update | Annualized Impact to Cost of Goods Sold Gross Impact to COGS, Before Any Mitigation Changes in Tariff Policy and Rate Assumptions Mitigation Actions Implemented To-Date Net Impact to COGS, After Mitigation ActionsTo-Date Additional Medium Term Mitigation Measures Identified To-Date Medium Term Impact to COGS (390 - 550) bps 120 – 190 bps 70 – 100 bps (200 - 260) bps 100 – 110 bps (100 – 150) bps Mitigation Actions Implemented To-Date • Represents a reduction in tariff impact to COGS of 120 - 190 basis points • Adjusted supply chain processes • Qualified products for USMCA exemption • Reductions in COGS due to U.S. origin content in products • Utilized industry exceptions (as of May 6, 2025) (as of August 5, 2025) Medium Term Mitigation Measures Identified To-Date • Estimating a reduction in tariff impact to COGS of 100 - 110 basis points • Adjusting supply chain processes • Adjusting manufacturing processes • Moving patient cables out of China Changes in Tariff Policy and Rate Assumptions • Represents a reduction in tariff impact to COGS of 70 - 100 basis points • Mexico: 30% tariff rate (vs. 25%) • Malaysia: 19% tariff rate (vs. 10% - 24%) • China: 34% tariff rate(1) (vs. 145%) • Copper: 50% tariff rate (vs. 0%) Notes: 1. Represents the incremental tariff rate(s) stacked on top of the Section 301 tariff rate of 25%, which was originally implemented in 2018.

Appendix • GAAP to Non-GAAP Reconciliations 9

146 26 31 73 74 76 246 208 209 165 209 164 197 36 42 148 149 152 GAAP to Non-GAAP Reconciliations – Continuing Operations Notes: (1) Totals may not foot due to rounding. Annual reported amounts may vary from amounts previously reported due to rounding conventions. (2) The financial information reflects the continuing operations of Masimo’s healthcare business. The Sound United business is being classified as “held for sale” and reported in discontinued operations. (3) Constant currency adjustments are intended to reflect revenue at prior year foreign exchange rates for comparison purposes. (4) Represents updated guidance provided August 5, 2025. 10

146 26 31 73 74 76 246 208 209 165 209 164 197 36 42 148 149 152 GAAP to Non-GAAP Reconciliations – Continuing Operations Notes: (1) Totals may not foot due to rounding. Amounts may vary from amounts previously reported due to rounding conventions. (2) The financial information reflects the continuing operations of Masimo’s healthcare business. The Sound United business is being classified as “held for sale” and reported in discontinued operations. (3) Includes litigation expenses for certain matters: (i) all Apple litigation which is unique in nature and not indicative of the Company’s on-going operating performance; and (ii) certain other litigation matters, which can vary in their characteristics, frequency and significant to our operating results. (4) 2025’s expenses are directly attributable to the cybersecurity-related event. These expenses are excluded from our Non-GAAP results as they impact period-to-period comparability and do not represent the underlying ongoing results of the business. 11 (3) (4)

146 26 31 73 74 76 246 208 209 165 209 164 197 36 42 148 149 152 GAAP to Non-GAAP Reconciliations – Continuing Operations Notes: (1) Totals may not foot due to rounding. Amounts may vary from amounts previously reported due to rounding conventions. (2) The financial information reflects the continuing operations of Masimo’s healthcare business. The Sound United business is being classified as “held for sale” and reported in discontinued operations. (3) For GAAP earnings per diluted share purposes, the Company cannot reflect the anti-dilutive impact, if applicable, in its diluted shares calculations. 12